Exhibit 99.3

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In Re. Near North America, Inc. Debtor(s) † † † † Case No. 23 - 11967 Lead Case No. 23 - 11962 Jointly Administered Monthly Operating Report Chapter 11 Petition Date: 12/08/2023 Reporting Period Ended: 12/31/2023 Months Pending: 1 Reporting Method: 5 1 4 5 Industry Classification: Accrual Basis Cash Basis Debtor's Full - Time Employees (current): 37 Debtor's Full - Time Employees (as of date of order for relief): 37 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non - consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Printed Name of Responsible Party Date Rodney Square, 1000 North King Street Wilmington, DE 19801 Address /s/ Shane M. Reil Signature of Responsible Party 01/24/2024 Shane M. Reil 1 UST Form 11 - MOR (12/01/2021) STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. † 1320.4(a)(2) applies. Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 1 of 12

Debtor's Name Near North America, Inc. Case No. 23 - 11967 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month b. Total receipts (net of transfers between accounts) c. Total disbursements (net of transfers between accounts) d. Cash balance end of month (a+b - c) e. Disbursements made by third party for the benefit of the estate f. Total disbursements for quarterly fee calculation (c+e) $125,010 $717,493 $717,493 $315,856 $315,856 $526,648 $0 $315,856 $0 $315,856 Current Month Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.) $4,359,650 $232,007 (attach explanation)) a. Accounts receivable (total net of allowance) b. Accounts receivable over 90 days outstanding (net of allowance) c. d e. f. g. h. i. j. k. l. m. n. o. Inventory ( Book Market Other Total current assets Total assets Postpetition payables (excluding taxes) Postpetition payables past due (excluding taxes) Postpetition taxes payable Postpetition taxes past due Total postpetition debt (f+h) Prepetition secured debt Prepetition priority debt Prepetition unsecured debt Total liabilities (debt) (j+k+l+m) Ending equity/net worth (e - n) $0 $34,850,717 $35,804,684 $5,257,053 $49,414 $0 $0 $5,257,053 $0 $0 $52,380,338 $57,637,391 $ - 21,832,707 Part 3: Assets Sold or Transferred Current Month Cumulative a. b. c. $0 $0 Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business Net cash proceeds from assets sold/transferred outside the ordinary $0 $0 course of business (a - b) Cumulative Current Month Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.) $1,550,163 a. Gross income/sales (net of returns and allowances) $468,179 b. Cost of goods sold (inclusive of depreciation, if applicable) $1,081,984 c. Gross profit (a - b) $216,194 d. Selling expenses $518,323 e. General and administrative expenses $12,153,273 f. Other expenses $2,680 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 $ - 11,808,486 k. Profit (loss) Case 23 - 11962 - TMH 2 UST Form 11 - MOR (12/01/2021) Doc 209 Filed 01/24/24 Page 2 of 12

Debtor's Name Near North America, Inc. Case No. 23 - 11967 Part 5: Professional Fees and Expenses 3 UST Form 11 - MOR (12/01/2021) Paid Cumulative Paid Current Month Approved Cumulative Approved Current Month a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Role Firm Name i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 3 of 12

4 UST Form 11 - MOR (12/01/2021) Debtor's Name Near North America, Inc. Case No. 23 - 11967 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 4 of 12

5 UST Form 11 - MOR (12/01/2021) Debtor's Name Near North America, Inc. Case No. 23 - 11967 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Paid Cumulative Paid Current Month Approved Cumulative Approved Current Month b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Role Firm Name i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 5 of 12

6 UST Form 11 - MOR (12/01/2021) Debtor's Name Near North America, Inc. Case No. 23 - 11967 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 6 of 12

7 UST Form 11 - MOR (12/01/2021) Debtor's Name Near North America, Inc. Case No. 23 - 11967 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 7 of 12

Debtor's Name Near North America, Inc. Case No. 23 - 11967 xcix c c. All professional fees and expenses (debtor & committees) Part 6: Postpetition Taxes Current Month Cumulative $0 $0 a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) Part 7: Questionnaire - During this reporting period: Yes Yes No No Yes Yes Yes Yes Yes No No No No No h. a. Were any payments made on prepetition debt? (if yes, see Instructions) b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? d. Are you current on postpetition tax return filings? e. Are you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? If yes, are your premiums current? Casualty/property insurance? If yes, are your premiums current? General liability insurance? If yes, are your premiums current? Yes Yes Yes Yes Yes Yes Yes Yes Yes No No No No No No No No No N/A (if no, see Instructions) N/A (if no, see Instructions) N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? k. Has a disclosure statement been filed with the court? l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. † 1930 ? Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 8 of 12 8 UST Form 11 - MOR (12/01/2021)

Near North America, Inc. Debtor's Name Case No. 23 - 11967 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages b. Gross income (receipts) from self - employment c. Gross income from all other sources d. Total income in the reporting period (a+b+c) e. Payroll deductions f. Self - employment related expenses g. Living expenses h. All other expenses i. Total expenses in the reporting period (e+f+g+h) j. Difference between total income and total expenses (d - i) k. List the total amount of all postpetition debts that are past due l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C † 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Yes No Yes No N/A Privacy Act Statement 28 U.S.C. † 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. †† 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. † 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST - 001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. † 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ John Faieta Signature of Responsible Party Chief Financial Officer Printed Name of Responsible Party 01/24/2024 Date Title John Faieta 9 UST Form 11 - MOR (12/01/2021) Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 9 of 12

Debtor's Name Near North America, Inc. Case No. 23 - 11967 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 10 of 12 10 UST Form 11 - MOR (12/01/2021)

Debtor's Name Near North America, Inc. Case No. 23 - 11967 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 11 of 12 11 UST Form 11 - MOR (12/01/2021)

Debtor's Name Near North America, Inc. Case No. 23 - 11967 PageFour PageThree Case 23 - 11962 - TMH Doc 209 Filed 01/24/24 Page 12 of 12 12 UST Form 11 - MOR (12/01/2021)

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: NEAR INTELLIGENCE, INC., et al. , 1 Debtors. Chapter 11 Case No. 23 - 11962 (TMH) (Jointly Administered) GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING MONTHLY OPERATING REPORT The debtors and debtors in poss e ssio n in the above - captioned chapter 1 1 cases (each, a “ Debtor ,” and collectively, the “ Debtors ”) have prepared and filed the attached monthly operating report (the “ MOR ”) for the period including December 8 , 2023 through December 31 , 2023 (the “ Reporting Period ”) in the United States Bankruptcy Court for the District of Delaware (the “ Court ”) . The financial information contained herein is presented on a preliminary and unaudited basi s , remains subject to adjustments, and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“ GAAP ”) in all material respects, and it is not intended to fully reconcile to the consolidated financial statements prepared b y the Debtors . Because the Debtors’ accounting systems , policies, and practices were developed to produce consolidated financial statements, rather than financial statements by legal entity, it is possible that not all assets, liabilities, income, or expenses have been recorded on the correct legal entity . This information has not been subjected to procedures that would typically be applied to financial information presented in accordance with U . S . GAA P or any other recognized financial reporting framework, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material . Therefore, to comply with their obligations to provide MO R s during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices . Accordingly, this MO R i s true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently-available data . The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the Reporting Period, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position . Unless otherwise noted herein, the M O R generally reflects the Debtors’ books and record and financial activity occurring during the Reporting Period . Except as may be otherwise noted, no adjustments have been made for activity occurring after the close of the Reporting Period . RESERVATION OF RIGHTS This MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases . 1 1 The Debtors in these chapter 11 cases, along with the last four digits of their federal tax identification numbers, to the extent applicable, are Near Intelligence, Inc . (7857), Near Intelligence LLC (7857), Near North America, Inc . (9078), and Near Intelligence Pte . Ltd . The Debtors’ headquarters is located at 100 W Walnut St . , Suite A - 4 , Pasadena, CA 91124 . Case 23 - 11962 - TMH Doc 209 - 1 Filed 01/24/24 Page 1 of 3

2 The preliminary unaudited financial statements have been derived from the Debtors’ books and records . The information presented herein has not been subject to all procedures that typically would be applied to financial information presented in accordance with GAAP or any other reporting framework . Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change . The information furnished in this MOR includes normal recurring adjustments, but does not include all of the adjustments that typically would be made for interim financial statements presented in accordance with GAAP . Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of the MOR, inadvertent errors or omissions may exist . Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, agreement, representation, or other statement set forth in this MOR . Further, the Debtors reserve the right to amend or supplement this MOR in all respects, if necessary or appropriate, but undertake no obligation to do so . Nothing contained in this MOR shall constitute a waiver or any of the Debtors’ rights or an admission with respect to their chapter 11 cases . For the reasons discussed above, there can be no assurance that the consolidated financial information presented herein is complete, and readers are cautioned not to place undue reliance on the MOR . The financial statements of the Debtors’ non - debtor affiliates have not been included in the MOR. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars. SUPPORTING DOCUMENTATION Statement of Cash Receipts and Disbursements . Reported cash receipts and disbursements exclude intercompany and debtor - to - debtor transactions, as provided in the instructions to the MOR . As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11 - MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records . In addition, the escrow transfers for the weekly Debtor professional fee estimates under the Interim DIP Order [Docket No . 66 ] are not included as those funds will remain in the escrow account until each respective professional’s fee applications are approved . When funds are transferred out of the escrow account, such disbursements will be included as cash disbursements . In December, the total amount transferred to the escrow account was $ 1 , 391 , 420 . 61 . For additional information on ending cash balances per the Debtors’ books and records, see the attached cash balances per MOR - 1 : Cash Receipts and Disbursements . Balance Sheet . Liabilities subject to compromise (“ LSTC ”) have been reported at the amounts recorded on the Debtors' books and records as of the date of the MOR . The amounts classified as LSTC in the financial statements included herein are preliminary and may be subject to future adjustments depending on developments with respect to, among other things : disputed claims ; determinations of the secured status of certain claims ; the values of any collateral securing such claims ; rejection of executory contracts ; reconciliation of claims ; and other events . Scheduled claims are subject to change and reconciliation to any filed claims . Income Statement . As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity - by - entity basis. In December the Case 23 - 11962 - TMH Doc 209 - 1 Filed 01/24/24 Page 2 of 3

3 debtor entities recognized many one - time impairment, provisions, and write - off expenses that are reported in Part 4 (f) “Other expenses” of each respective Debtor entity’s Income Statement on the MOR . These adjustments can be found in each respective Debtor entity’s Part 4 exhibit and relate to (i) impairment expenses related to subsidiary investments, intangible assets, and doubtful account trade receivables, (ii) write - offs for unamortized interest and finance costs, derivative liabilities, RSU cancellation/forfeiture costs, and D&O insurance run off policies, and (iii) provisions for doubtful supplier advances . Part 6 Postpetition Employer Taxes Near North America contracted TriNet HR III, Inc . as a Professional Employer Organization (“ PEO ”) and under this agreement TriNet is the payroll employer of record for Near North America employees . Federal payroll taxes, such as income withholding, Social Security, Medicare and unemployment tax are paid by TriNet and the taxes are reported, in aggregate, under TriNet’s name and FEIN on Forms 940 and 941 . Additionally, all state and local withholding taxes are paid and filed on behalf of the Debtor under TriNet’s name, FEIN and account numbers . Part 7 Questionnaire . Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases (the “ First Day Orders ”), the Debtors were authorized to issue payments on account of certain prepetition obligations . Please see the attachments to the MORs for a list of such payments . These disbursements exclude payments related to insiders, which are separately disclosed in the schedule of payments to insiders . Case 23 - 11962 - TMH Doc 209 - 1 Filed 01/24/24 Page 3 of 3

12/8 - 12/31 $ 125,010 Beginning Cash Balance 717,493 Receipts Costumer collections 717,493 Total Receipts (298,572) Operating Disbursements Payroll - Cost of Revenue (17,284) Trade Payables - Rent - Insurance - Taxes - Debt (315,856) Total Operating Disbursements 401,638 Operating Cash Flow - Restructuring Related Restructuring Professional Fees - Total Restructuring Related 401,638 Net Cash Flow $ 526,648 Ending Cash Balance Near North America, Inc. Part 1 - Statement of Cash Receipts and Disbursements For the Period 12/8/2023 through 12/31/2023 Case 23 - 11962 - TMH Doc 209 - 2 Filed 01/24/24 Page 1 of 5

Near North A merica , C I n a c s . e 23 - 11962 - TMH Part 2 - Balance Sheet As of December 31, 2023 Dec - 23 Assets Current assets: Cash and cash equivalents Restricted cash Accounts receivable, net Prepayments and other current assets Intercompany advances Total current assets 527,356 - 4,359,650 341,528 29,622,182 34,850,717 Property and equipment, net Operating lease right - of - use assets Goodwill Intangible assets Other assets Investment in Subsidiaries Total assets 10,456 906,932 - - 36,579 - 35,804,684 $ Liabilities: Current liabilities: - Borrowings - DIP Financing 245,058 Accounts payable 82,610 Accrued expenses 3,878,789 Other current liabilties 340,777 Operating lease liabilities - Convertible debentures 49,865,639 Intercompany Liabilities 2,514,699 Liabilities subject to compromise 56,927,571 Total current liabilities Long - term borrowings, less current portion Long - term operating lease liabilities Long - term derivative liabilities Other liabilities Total liabilities - 602,861 - 106,958 57,637,391 $ Stockholders’ equity (deficit) Common stock Additional paid - in - capital Accumulated deficit Accumulated other comprehensive loss Total stockholders’ equity (deficit) - 48,729,882 (70,562,588) - (21,832,706) Total liabilities and stockholders’ equity (deficit) 35,804,684 $ Doc 209 - 2 Filed 01/24/24 Page 2 of 5

For the Period 12/8/2023 through 12/31/2023 Near North A merica , C I n a s c e . 23 - 11962 - TMH Near Intelligence, Inc. Part 4 - Income Statement 12/8 - 12/31 Revenue Costs and expenses: Cost of revenue excluding depreciation and amortization Product and technology Sales and marketing General and administrative Depreciation and amortization Total costs and expenses Operating Profit (loss) Interest and Finance cost Derivative Liabilities - Written back Impairment of Subsidiary Investment Provision for Doubtful advance Reorganization cost RSU cost due to cancellation/Forfeiture Impairment loss of Trade receivables Impairment of Intangible assets Run off insurance policy written off Other income/(expense) net Income (Loss) before income tax expense Income tax expense Net Income (loss) 1,550,163 468,179 41,536 216,194 518,323 2,680 1,246,912 303,251 - - - - - - 12,111,737 - - - (11,808,486) - (11,808,486) Doc 209 - 2 Filed 01/24/24 Page 3 of 5

Near North America, Inc. Part 7(a) - Payments made on prepetition debt For the Period 12/8/2023 through 12/31/2023 Reason for providing value Dates of Payments Amount Creditor Name Debtor Name Approved under Final Order Authorizing Debtors to Pay Certain Prepetition Employment Obligations as an Independent Contractor 12/27/2023 $2,236.65 Rathakrishnan, Gokul Near North America, Inc $2,236.65 Total Case 23 - 11962 - TMH Doc 209 - 2 Filed 01/24/24 Page 4 of 5

Near North America, Inc. Part 7(c) - Payments to an insider For the Period 12/8/2023 through 12/31/2023 Reason for providing value Dates of Payments Amount of money or description of and value of property Relationship to Debtor Creditor Name Debtor Name employee - Salary 12/31/2023 $14,583 Current Chief Executive Officer Gladys Kong Near North America, Inc employee - Salary 12/31/2023 $12,500 Current Chief Financial Officer John Faieta Near North America, Inc employee - Salary 12/31/2023 $19,792 General Counsel Paul Edward Gross Near North America, Inc employee - Salary 12/31/2023 $10,000 Interim Chief People Officer Scott Slipy Near North America, Inc $56,875 Total Case 23 - 11962 - TMH Doc 209 - 2 Filed 01/24/24 Page 5 of 5